UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015 (June 24, 2015)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Pricing of Notes

On June 24, 2015, Endo International plc (the “Company”) issued a press release announcing that it had priced $1.635 billion aggregate principal amount of 6.00% senior notes due July 2023 (the “Notes”), which will be issued by its wholly-owned subsidiaries, Endo Limited, Endo Finance LLC and Endo Finco Inc., in a private offering (the “Offering”).

A copy of the press release announcing the pricing of the Offering is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Conditional Redemption of 2019 Endo Finance Notes and 2019 EHSI Notes

On June 24, 2015, the Company issued a press release announcing that (1) Endo Finance LLC and Endo Finco Inc. (collectively, the “Endo Finance Issuers”), wholly-owned subsidiaries of the Company, will redeem, subject to the satisfaction of the condition described below, all $481,894,000 aggregate principal amount outstanding of their 7.00% Senior Notes due 2019 (the “2019 Endo Finance Notes”) on July 24, 2015 and (2) Endo Health Solutions Inc. (“EHSI”), a wholly-owned subsidiary of the Company, will redeem, subject to the satisfaction of the condition described below, all $17,981,000 aggregate principal amount outstanding of its 7.00% Senior Notes due 2019 (the “2019 EHSI Notes”) on July 24, 2015. Each of the redemptions is conditional and subject to the delivery of moneys sufficient to pay the applicable redemption price to Wells Fargo Bank, National Association, the trustee, on the redemption date. On June 24, 2015, the conditional notices of redemption with respect to the 2019 Endo Finance Notes and the 2019 EHSI Notes, respectively, were delivered to record holders of such notes. A copy of the press release announcing the conditional redemption of the 2019 Endo Finance Notes and the 2019 EHSI Notes is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Endo International plc, dated June 24, 2015, related to the pricing of the Offering.

99.2	Press Release of Endo International plc, dated June 24, 2015, related to the conditional redemption of the 2019 Endo Finance Notes and the 2019 EHSI Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2015

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer

Index of Exhibits

Exhibit Number	Description

99.1	Press Release of Endo International plc, dated June 24, 2015, related to the pricing of the Offering.

99.2	Press Release of Endo International plc, dated June 24, 2015, related to the conditional redemption of the 2019 Endo Finance Notes and the 2019 EHSI Notes.